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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) 28 October 2003
                                                         ---------------




                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


                    Delaware                                     1-4534                       23-1274455
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(State of other jurisdiction of incorporation)        (Commission file number)     (IRS Identification number)


7201 Hamilton Boulevard, Allentown, Pennsylvania                                              18195-1501
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    (Address of principal executive offices)                                                  (Zip Code)


                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code


                                 not applicable
   --------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)
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Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release issued by the registrant on October 28, 2003, with respect to financial results for the fourth quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

On October 28, 2003, the company issued a press release announcing its earnings for the fourth quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Air Products and Chemicals, Inc.
                                      --------------------------------
                                      (Registrant)



Dated:  28 October 2003          By:              /s/ John R. Owings
                                      ------------------------------------------
                                                    John R. Owings
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

99.1 Press release issued by Air Products and Chemicals, Inc. on October 28, 2003, announcing results for the fourth quarter of fiscal year 2003.




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